MESSAGE
To Our Shareholders

The equity markets were extremely strong in the fiscal year ended November 30, 1995, as rising earnings and falling interest rates combined to enhance stock valuations. Large capitalization stocks outperformed smaller capitalization companies, while growth stock investing generally outperformed low valuation approaches.

For the fiscal year ended November 30, 1995, the total return (price change and reinvested distributions) of Babson Enterprise Fund II was 19.1%. This trailed the 28.5% return of the unmanaged Russell 2000 index of small company stocks and the 36.8% return of the unmanaged Standard & Poor's 500 index of larger company stocks. The Fund's emphasis on smaller capitalization companies and on out-of-favor cheaply valued companies clearly put it at a relative disadvantage in a momentum-driven market where the best returns were earned by high growth, high technology, and high capitalization companies.

In the six months since our mid-year message to shareholders, six new holdings have been added to the portfolio:

ADAC Laboratories _ designs and manufactures medical imaging systems;

DiMon Inc. _ tobacco processor and fresh-cut flower distributor;

Duty Free International, Inc. _ operator of duty free retail stores in airports and on the Canadian and Mexican borders;

Octel Communications Corp. _ supplier of voice information processing systems for use over the telephone;

Primark Corp. _ provider of information and analytical services to financial market customers, weather forecasting operations, and government agencies;

Viewlogic Systems Inc. _ designs software for computer-aided engineering.

Four positions were liquidated in the second half of fiscal 1995. Moorco International and Wallace Computer Services were sold at substantial gains after each received unsolicited tender offers for acquisition by other companies. Nellcor, a manufacturer of advanced medical monitoring equipment, was sold for valuation reasons at a sizable premium to cost after the stock ran up sharply. Arctco, a maker of recreational vehicles, was sold at a loss due to concerns about the increasingly competitive markets in which it participates.

Our disciplined value-oriented approach as applied to companies with promising long-term fundamentals should provide favorable results over time with less risk exposure. We believe that economically-sensitive holdings are well positioned to rebound in 1996. We are also skeptical of some of the valuation excesses that we perceive in certain sectors of the market, especially with regard to high technology and the banking industry.
In December 1995, the Fund distributed an ordinary income dividend of $0.055 per share and distributed $0.948 from realized long-term capital gains. For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

Thank you for your interest and participation in Babson Enterprise Fund II. We welcome your comments and questions.

Sincerely,


Larry D. Armel
President

PORTFOLIO REVIEW
Babson Enterprise Fund II is a no-load mutual fund invested in common stocks of smaller, faster growing companies which at the time of purchase are considered to be realistically valued in the smaller company sector of the market.

With such a strong advance in the U.S. stock market in 1995, we thought it might be worthwhile to step back and analyze small company investing because it participated in the surge. While small company investing may seem like a simple notion, there are currently over 350 small company mutual funds. Each of these funds would argue that it is "different" from all other funds. However, most of them have a bias toward either "growth" or "value."

In fact, Morningstar Mutual Funds, a publication devoted to the analysis of mutual funds has begun to separate the small company funds it ranks into growth and value categories. The differences between the two styles of investing are quite remarkable.

First of all, the Morningstar statistics in general show a very strong penchant for "growth" investing among small company funds. Many investors view small company investing as synonymous with "aggressive growth" or "emerging growth" investing. A comparison of the average small company fund to the most popular small company index, the Russell 2000, shows that managers are tending to buy very young companies with very high past growth rates, and high valuations.

					   Morningstar
					  Small Co. Fund  Russell
					     Average         2000
Age of Company                                14 Years*       N/A
5 Years of EPS Growth                            22.2%        7.5%
Price/Book Ratio                                  4.2X        2.1X
Price/Earnings Ratio                             25.0X       21.0X

*Largest 20 holdings

If the Russell 2000 (containing, as its name implies, 2000 small company stocks) is a broad representation of the universe available to these funds, it is clear that the average manager is seeking out the more rapidly growing companies, and is willing to pay up for them.

However, if we delve deeper into the statistical
distinctions between the funds that Morningstar calls
as "growth" and those it classifies as "value," the differences are even more extreme. The table below illustrates that.
				     Small Company   Small Company
				       Growth Fund     Value Fund
					Average         Average
Company Statistics
	5 Year EPS Growth                 33.2%            12.2%
	Return on Assets                  12.6%             6.9%
	Price/Book Ratio                  6.3X              2.3X
	Price/Earnings Ratio              32.7X            17.9X
Portfolio Statistics
	Annual Turnover                    105%              55%
	Beta                               1.10             0.73
	Standard Deviation (3 yr.)        15.0%             9.1%

By virtually every measure, small company growth funds are extremely aggressively managed. The companies held by those funds have a historic five-year average earnings growth that is almost three times that of the small company value funds. Return on assets is almost double, and valuations of the stocks are much higher.

The managers of the growth funds are also very quick to change holdings. The average holding period of a stock is less than one year, whereas the value managers hold on for an average of two years.

All this aggressiveness is reflected in much greater volatility in performance. Whether measured by the standard deviation of results, or by the funds' beta, the growth funds are more volatile than the value funds, and more volatile than the market as whole. The value funds are less volatile than the market.

However, when aggressive growth stocks are popular, as they have been in 1995, the performance can be spectacular. Helped by a 33.7% weighting in technology stocks, small company growth funds were up 37.8% through November 30, 1995. This compares with only a 21.2% return for small company value funds which, on average only have 11.5% of assets in technology.

But over the long term does one style outperform the other? Morningstar has tracked performance for fifteen years and over that period there has been only a minimal difference between the two. Small company growth funds compounded at 12.5% annually and small company value funds compounded at 12.0% a year with more than the entire differential coming from the outperformance of the growth style in 1995. Obviously, with such strong performance in 1995, growth funds have been better performers over the short term. However, Morningstar rates all funds on a risk adjusted basis (weighting its rating 50% on the ten year record, 30% on five years, and 20% on three years), and by this measure growth and value funds end in a virtual dead heat. Growth funds get a rating of 3.31 while value funds garner 3.30.

The significance of all this is that not all small company funds are the same. The popular perception of small company funds being "aggressive" or "emerging" growth funds may have some statistical support overall, but it misses a whole category of lower risk "value" funds. The important thing is to make sure you understand what type of fund you are invested in and that it properly reflects your investment goals and your tolerance for performance volatility.

We have long believed in the lower risk approach to small company investing. We continue to adhere to that strategy, and think that a less volatile path to performance is the best route.

David L. Babson & Co. Inc.

PORTFOLIO REVIEW
Babson Enterprise Fund II versus Russell 2000 and S&P 500
Babson Enterprise Fund II's average annual compounded total returns for one year and the life of the Fund (inception August 5, 1991) as of November 30, 1995, were 19.11% and 11.86%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

STATEMENT OF NET ASSETS
November 30, 1995
 S&P                                                             MARKET VALUE
RANKING** SHARES    COMPANY                             COST      (NOTE 1-A)
COMMON STOCKS _ 94.76%
BASIC MATERIALS _ 9.83%
 B-    21,100  Brush Wellman Inc.
		 (Supplier of beryllium).          $    357,916 $     369,250
 B     35,000  Hanna (M.A.) Co.
		 (Polymers and specialty chemical)      717,822       940,625
 B+    25,300  Kennametal, Inc.
		 (Metal working products)               505,719       777,975
 B     33,000  Mosinee Paper Corp.
		 (Paper and paper products)             786,556       800,250
 C     57,600  Southdown, Inc.*
		 (Cement, concrete and environmental
		 service)                               856,225     1,087,200
						      3,224,238     3,975,300
CAPITAL GOODS _ 23.01%
 A     23,430  Baldor Electric Co.
		 (Industrial electric motors)           225,903       530,104
 B+    31,000  Carlisle Companies Inc.
		 (Automotive/industrial products
		 and construction materials)            834,720     1,321,375
 B     48,000  Gerber Scientific, Inc.
		 (Computer aided design/manufacturing
		 systems)                               725,821       816,000
 NR    35,000  Global Industrial Technologies, Inc.*
		 (Refractory products, mining
		 equipment and industrial tools)        511,693       621,250
 A-    61,200  Juno Lighting, Inc.
		 (Recessed and track lighting)        1,000,455       971,550
 B-    45,000  MagneTek, Inc.*
		 (Lighting products, electric motors
		 and generators)                        756,911       371,250
 B-    30,000  Miller (Herman), Inc.
		 (Office furniture systems)             754,463       952,500
 A     21,200  Modine Manfacturing Co.
		 (Auto parts: heating and
		 air-conditioning)                      291,425       657,200
 A-    27,500  Precision Castparts Corp.
		 (Complex investment castings)          451,350       990,000
 B+    28,600  Sealright Co.
		 (Packaging products)                   422,400       314,600
CAPITAL GOODS (Continued)
 NR    38,000  TriMas Corp.
		 (Specialty fasteners/containers)  $    532,303 $     731,500
 B+    33,500  Trinity Industries, Inc.
		 (Railcars, containers, boats)          925,720     1,030,125
						      7,433,164     9,307,454
CONSUMER CYCLICAL _ 28.54%
 B+    38,000  Armor All Products Corp.
		 (Car care products)                    770,977       707,750
 B-    23,000  Arvin Industries, Inc.
		 (Auto parts; mufflers and shocks)      577,203       405,375
 NR    46,500  Commerce Clearing House, Inc.
		 Cl. B (non-voting) (Tax and
		 business law publisher)                780,884     2,534,250
 B     41,000  Consolidated Stores Corp.*
		 (Close-out merchandise retailer)       564,683     1,014,750
 B+    20,300  Duty Free International, Inc.
		 (Duty free retailer)                   281,239       274,050
 NR    39,200  Fingerhut Companies, Inc.
		 (Direct mail marketer)                 625,778       494,900
 B+    36,000  Huffy Corp.
		 (Recreational products
		 manufacturer)                          596,833       382,500
 B+    19,050  King World Productions, Inc.*
		 (Distribution and syndication of
		 TV programs)                           579,192       754,856
 A-    23,500  La-Z Boy Chair Co.
		 (Furniture manufacturer)               591,635       749,063
 A-    25,450  Lee Enterprises, Inc.
		 (Newspaper publishing, radio, TV)      780,712     1,059,356
 B+    12,000  National Presto Industries, Inc.
		 (Electrical appliances and
		 housewares)                            510,052         499,500
 B-    15,000  Standard Products Co.
		 (Rubber and plastic products)          363,393         241,875
 A-    35,000  Sturm, Ruger & Company, Inc.
		 (Firearms manufacturer)              1,007,744       1,023,750
CONSUMER CYCLICAL (Continued)
 NR    64,000  Waban Inc.*
		 (Warehouse club retailer)         $    989,527 $     1,184,000
 A-    24,000  Wolohan Lumber Co.
		 (Building materials supply centers)    517,150         216,000
						      9,537,002      11,541,975
CONSUMER STAPLES _ 10.08%
 A     23,000  Alberto-Culver Co. Cl. A
		 (Manufacturer and retailer of
		 cosmetics and
		 household products)                    485,930         652,625
 NR    30,000  DiMon Inc.
		 (Tobacco processor/fresh cut
		 flowers distributor)                   441,964         517,500
 NR    23,500  First Brands Corp.
		 (Branded and private label
		 consumer products)                     706,183       1,075,125
 A+    25,000  Hannaford Brothers Co.
		 (Supermarket retailer)                 542,994         600,000
 B+    10,000  Helene Curtis Industries Inc.
		 (Brand name personal care products)    277,756         288,750
 NR    26,100  Paragon Trade Brands, Inc.*
		 (Private label disposable diapers)     505,090         544,837
 B-    15,000  Vons Companies, Inc.*
		 (Supermarket retailer)                 269,025         397,500
						      3,228,942       4,076,337
ENERGY _ 5.88%
 NR    24,000  Cabot Oil & Gas Corp. Cl. A
		 (Oil & gas developer/producer)         461,670         339,000
 B-    60,800  California Energy Company, Inc.*
		 (Geothermal energy power)            1,018,473       1,170,400
 B-    88,000  Nabors Industries, Inc.*
		 (Oil and gas drilling)                 616,479         869,000
						      2,096,622       2,378,400

FINANCIAL _ 7.59%
 B+   119,200  Cash America International, Inc.
		 (Pawn shop operator)             $   1,048,380 $       655,600
 A     36,750  First Commercial Corp.
		 (Aarkansas bank holding company)       764,513       1,185,188
 A-    27,000  FirsTier Financial, Inc.
		 (Nebraska bank holding company)        801,227       1,228,500
						      2,614,120       3,069,288
HEALTH CARE _ 0.56%
 B     18,000  ADAC Laboratories
		 (Medical imaging systems)              239,850         227,250

MISCELLANEOUS _ 1.71%
 NR    25,000  Primark Corp.*
		 (Information services for gov't.,
		 financial and weather markets)         415,423         690,625

TECHNOLOGY _ 3.27%
 B     18,000  Octel Communications Corp.*
		 (Voice information processing
		 equipment)                             522,423         591,750
 NR    28,000  Scitex Corp.
		 (Computerized imaging systems)         598,719         402,500
 NR    30,200  Viewlogic Systems Inc.*
		 (Computer-aided engineering
		 software)                              372,392         328,425
						      1,493,534       1,322,675
TRANSPORTATION & SERVICES _ 4.29%
 A     16,700  Omnicom Group Inc.
		 (International advertising
		 company)                               655,812       1,114,725
 B-    31,000  Overseas Shipholding Group, Inc.
		 (International ship operator)          640,518         620,000
						      1,296,330       1,734,725

TOTAL COMMON STOCKS _ 94.76%                         31,579,225      38,324,029

REPURCHASE AGREEMENT _ 5.43%
$  2,195,000   UMB Bank, n.a.,
		 5.40%, due December 1, 1995
		 (Collateralized by $2,238,876
		 U.S. Treasury Notes,
		 7.625%, due April 30, 1996)      $  2,195,000  $    2,195,000

TOTAL INVESTMENTS _ 100.19%                       $ 33,774,225      40,519,029


Other assets less liabilities _ (0.19%)                                (76,433)


TOTAL NET ASSETS _ 100.00%
	(equivalent to $19.19 per share; 10,000,000 shares of
	$1.00 par value capital shares authorized;
	2,107,448 shares outstanding)                           $   40,442,596

For federal income tax purposes, the identified cost of investments owned at November 30, 1995 was $33,779,426.

Net unrealized appreciation for federal income tax purposes was $6,739,603, which is comprised of unrealized appreciation of $9,071,398 and unrealized depreciation of $2,331,795.

*Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.

NR _ indicates no ranking is available. Rankings are not covered by the report of independent auditors.

STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1995

ASSETS:
Investments in securities:
  Common stocks, at market value
  (identified cost $31,579,225)                      $   38,324,029
Repurchase agreement, at cost
_ approximates market value                               2,195,000
  Total investments                                      40,519,029

  Dividends receivable                                       59,212
    Total assets                                         40,578,241

LIABILITIES AND NET ASSETS:
  Cash overdraft                                             22,704
  Payable for investments purchased                         112,941
    Total liabilities                                       135,645

NET ASSETS                                          $    40,442,596

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)       $    31,502,037
  Accumulated undistributed income:
  Undistributed net investment income                       219,166
  Undistributed net realized gain on
  investment transactions                                 1,976,589
    Net unrealized appreciation in value of
    investments                                           6,744,804

NET ASSETS APPLICABLE TO OUTSTANDING SHARES         $    40,442,596

Capital shares, $1.00 par value
	Authorized                                       10,000,000

	Outstanding                                       2,107,448

NET ASSET VALUE PER SHARE                           $         19.19

STATEMENT OF OPERATIONS
Year Ended November 30, 1995

INVESTMENT INCOME:
Income:
  Dividends                                                  $       594,344
  Interest                                                            70,337
								     664,681
Expenses (Note 2):
  Management fees                                                    528,499
  Registration fees and expenses                                      22,031
								     550,530
  Net investment income (Note 1-B)                                   114,151

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from investment transactions
(excluding maturities of short-term commercial
notes and repurchase agreements):
  Proceeds from sales of investments                               9,264,132
  Cost of investments sold                                         7,321,797
    Net realized gain from investment transactions                 1,942,335
Unrealized appreciation of investments:
  Beginning of year                                                2,153,897
  End of year                                                      6,744,804
  Unrealized appreciation of investments during
  the year                                                         4,590,907
    Net gain on investments                                        6,533,242
      Increase in net assets resulting from operations         $   6,647,393

STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended November 30, 1995

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                             $    114,151 $      48,431
Net realized gain from investment transactions       1,942,335       189,460
Unrealized appreciation (depreciation) of
investments during the period                        4,590,907    (1,532,368)
  Net increase (decrease) in net assets
  resulting from operations                          6,647,393    (1,294,477)
Net equalization included in the price of
shares issued and redeemed                              (7,266)       22,219

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
Net investment income                                  (48,739)        _
Net realized gain from investment transactions        (189,170)     (562,551)
  Total distributions to shareholders                 (237,909)     (562,551)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
Proceeds from shares sold                           11,197,619    21,674,616
Net asset value of shares issued for
reinvestment of distributions                          227,612       527,332
						    11,425,231    22,201,948
Cost of shares repurchased                         (13,313,350)  (13,524,953)
Net increase (decrease) from capital
share transactions                                  (1,888,119)    8,676,995
  Total increase in net assets                       4,514,099     6,842,186

NET ASSETS:
 Beginning of year                                  35,928,497    29,086,311
 End of year (including undistributed
 net investment income of $219,166 in
 1995 and $161,020 in 1994)                      $  40,442,596 $  35,928,497

Shares issued and repurchased:
 Number of shares sold                                 651,909     1,256,848
 Number of shares issued for reinvestment
 of distributions                                       14,388        30,482
						       666,297     1,287,330
 Number of shares repurchased                         (773,550)     (791,675)
  Net increase (decrease)                             (107,253)      495,655

Distributions to shareholders:
 Income dividends per share                      $       .0219  $       _
 Capital gains distribution per share            $       .085   $       .3283

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation _ Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

B. Federal and State Taxes _ It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $189,460 as capital gain dividends.

C. Equalization _ The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other _ Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1995 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:
	Purchases               $ 5,481,868
	Proceeds from sales              9,264,132

FINANCIAL HIGHLIGHTS
Condensed data for a share of capital stock outstanding throughout each period.

							 Years Ended          For Period From
							 November 30,         August 5, 1991
					       1995  1994   1993    1992    to November 30, 1991*
Net asset value, beginning of period         $16.22 $16.92 $14.47 $12.07        $12.19

Income (loss) from investment operations:
Net investment income (loss)                   .053   .020  (.019) (.020)         .052
Net gains or losses on securities
(both realized and unrealized)                3.024  (.392) 2.501  2.455         (.172)
  Total from investment operations            3.077  (.372) 2.482  2.435         (.120)

Less distributions:
  Dividends from net investment income        (.022)    _      _   (.035)           _
  Distributions from capital gains            (.085) (.328) (.032)    _             _
    Total distributions                       (.107) (.328) (.032) (.035)           _
Net asset value, end of period               $19.19 $16.22 $16.92 $14.47        $12.07

Total return                                   19%    (2)%    17%    20%          (1)%

Ratios/Supplemental Data

Net assets, end of year (in millions)        $ 40    $  36 $  29  $  11        $    3
Ratio of expenses to average net assets      1.45%   1.50%  1.60%   1.83%        1.49%
Ratio of net investment income (loss)
  to average net assets                       .30%    .14% (.14)%  (.11)%        .76%
Portfolio turnover rate                        15%      9%    18%     14%         13%


*The Fund was capitalized on April 17, 1991 with $366,705, representing 30,000 shares at a net asset value of $12.22 per share.

Initial public offering was made on August 5, 1991, at which time net asset value was $12.19 per share.

Ratios for this initial period of operation are annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Babson Enterprise Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Enterprise Fund II, Inc., as of November 30, 1995, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four fiscal years in the period ended November 30, 1995 and for the period from August 5, 1991 to November 30, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Enterprise Fund II, Inc. at November 30, 1995, the results of its operations and the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.


Kansas City, Missouri
December 28, 1995


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund II, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.